June 6, 2012 Jeffries NASDAQ: QCOR NASDAQ: QCOR Exhibit 99.1 1

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Safe Harbor Statement

Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as
"believes," "continue," "could," "estimates," "expects," "growth," "may," "plans," "potential," "should," "substantial" or
"will" or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of Lupus, and our reliance on third-
parties to conduct research and development and the ability of research and development to generate successful results;
Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of
Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our NS selling effort, and our reliance on key personnel; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breache
Volatility in Questcor's monthly and quarterly Acthar shipments, estimated channel inventory and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended
December 31, 2011 as filed with the Securities and Exchange Commission, or SEC, on February 22, 2012, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

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A biopharmaceutical company whose
product, Acthar, helps patients with serious,
difficult-to-treat medical conditions
A biopharmaceutical company whose
product, Acthar, helps patients with serious,
difficult-to-treat medical conditions
Questcor

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Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $122M** in cash, debt-free
• Profitable, cash flow positive, $122M** in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets*:
Key Markets*:
• Nephrotic Syndrome, Multiple Sclerosis, Infantile Spasms
• Several billion dollar market opportunity
• Nephrotic Syndrome, Multiple Sclerosis, Infantile Spasms
• Several billion dollar market opportunity
Strategy:
Strategy:
• Continue to grow Acthar sales in each key market
• Develop Rheumatology and other on-label markets for Acthar
• Continue to grow Acthar sales in each key market
• Develop Rheumatology and other on-label markets for Acthar
Financials:
Financials:
*In this presentation, the terms “Nephrotic Syndrome,” “Multiple Sclerosis,” and “Infantile Spasms,” and their abbreviations, refer to the on-label indications for Acthar associated with such conditions. Investors should refer to the FDA approved Acthar label, which can be found at http://www.acthar.com/files/Acthar-PI.pdf . **As of 6/4/12
Questcor Overview

5 5 Questcor Strategy - Pursue Acthar Markets Nephrotic Syndrome (NS) Multiple Sclerosis (MS) Infantile Spasms (IS) Rheumatology

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Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
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Can result in end-stage renal disease (ESRD),
dialysis, transplant
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Acthar is approved “to induce a diuresis or a
remission of proteinuria in the nephrotic syndrome
without uremia of the idiopathic type or that due to
lupus erythematosus”
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Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria
Acthar and Nephrotic Syndrome (NS)
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Paid Rxs
Paid Rxs

NS Scripts-Strong Continued Growth

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Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of nephrotic syndrome, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions. Yellow numbers in the  bars show the number of NS sales representatives making calls for the majority of the
quarter.Q3 ‘11 included expansion and training of new sales people.

Neurodegenerative disorder
Acute treatment for relapses
Neurodegenerative disorder
Acute treatment for relapses
Acthar and Multiple Sclerosis (MS)
Potential
target for

43% get better or
much better
27% get only a
little better
30% stay the same
or get worse
ACTHAR is approved for MS exacerbations, without reference to first line or second line use but is generally positioned as second line as a matter of marketing strategy. See http://www.acthar.com/files/Acthar-PI.pdf for specific label information.
*Nickerson, et al (2011)

Notes: Historical trend information is not necessarily indicative of future results. Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Yellow numbers in the  bars show the number of MS sales representatives making calls for the majority of the quarter.
Notes: Historical trend information is not necessarily indicative of future results. Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Yellow numbers in the  bars show the number of MS sales representatives making calls for the majority of the quarter.
77 77
30 30 38 38
MS Scripts-Record of Consistent Growth
Paid Rxs

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Devastating, refractory form of childhood epilepsy
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Unsuccessful treatment may leave infant with
permanent developmental disabilities
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Ultra-rare orphan disorder
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Acthar currently used to treat 40-50% of IS patients
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Targeting select institutions
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Devastating, refractory form of childhood epilepsy
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Unsuccessful treatment may leave infant with
permanent developmental disabilities
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Ultra-rare orphan disorder
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Acthar currently used to treat 40-50% of IS patients
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Targeting select institutions
Acthar and Infantile Spasms (IS)

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4 key indications on the Acthar label*
– Systemic lupus erythematosus (Lupus)
– Polymyositis/Dermatomyositis (PM/DM)
– Psoriatic arthritis
– Rheumatoid arthritis
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High unmet need; difficult to treat
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Serious health risk if unsuccessfully treated
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Significant patient population (multi $B opportunity)
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4 key indications on the Acthar label*
– Systemic lupus erythematosus (Lupus)
– Polymyositis/Dermatomyositis (PM/DM)
– Psoriatic arthritis
– Rheumatoid arthritis
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High unmet need; difficult to treat
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Serious health risk if unsuccessfully treated
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Significant patient population (multi $B opportunity)
Rheumatology

*See http://www.acthar.com/files/Acthar-PI.pdf for specific label information.

Profitable Profitable Debt Free Debt Free Cash Flow Positive Cash Flow Positive Financials 12

Growth in Shipped Vials 13 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Shipped Vials

Q1 – 2012 Q1 – 2011
Net Sales ($M) $96.0 $36.8
Gross Margin 94% 95%
Operating Income ($M) $57.3 $16.4
Fully Diluted, GAAP EPS $0.58 $0.17
Q1-2012 Financial Results
• First quarter vials shipped: 4,111
• First quarter cash flow from operations: $40.9M
• Medicaid reserves continue to appear adequate
• 798,285 shares repurchased during Q1-2012
Record Net Sales (up 161%) and Solid Earnings (EPS up 241%)
Record Net Sales (up 161%) and Solid Earnings (EPS up 241%)

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Paid Rxs April and May 2012 (estimated)
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Shipped 1,560 vials in May 2012
– Compares to 1,350 vials in April 2012 and 4,111 vials in Q1-12
– Channel inventory level in the normal range on 5/31/2012
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Operating expenses expected to be up about $10 million in
Q2-2012 over Q1-2012 and another $5 million in Q3-2012
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Paid Rxs April and May 2012 (estimated)
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Shipped 1,560 vials in May 2012
– Compares to 1,350 vials in April 2012 and 4,111 vials in Q1-12
– Channel inventory level in the normal range on 5/31/2012
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Operating expenses expected to be up about $10 million in
Q2-2012 over Q1-2012 and another $5 million in Q3-2012
April-May 2012 Metrics
Notes: Paid Rx information based on internal estimates. The table includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Notes: Paid Rx information based on internal estimates. The table includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
DX April 2012 May 2012
NS 94 100-110
MS 339 360-370
IS 31 30-35

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2.2 Million Preferred share buyback
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17.7 Common share buyback
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$264 million returned to shareholders in stock buybacks
– Average repurchase price per share: $13.23
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59.6 million shares currently outstanding
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5.0 million share added to buyback authorization
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4.7 million shares remain on buyback authorization
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2.2 Million Preferred share buyback
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17.7 Common share buyback
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$264 million returned to shareholders in stock buybacks
– Average repurchase price per share: $13.23
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59.6 million shares currently outstanding
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5.0 million share added to buyback authorization
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4.7 million shares remain on buyback authorization
Share Repurchases: 19.9 Million Shares
Note: all information as of 6/4/12

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4.5M shares repurchased during 2012, driven by:
– Sales/EPS increase
– NS market traction
– Sales force expansion
– Rheumatology opportunity
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4.5M shares repurchased during 2012, driven by:
– Sales/EPS increase
– NS market traction
– Sales force expansion
– Rheumatology opportunity
2012 Repurchase Activity
Repurchased shares significantly improved EPS
Q1-2012 EPS accretion from share repurchase through 3/31/2012: 24%

How Does Acthar Work?
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known

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Difficult/impossible to reverse engineer ACTHAR
– Not well characterized
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Complex pharmacology
– Not well characterized
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Clinical trial(s) required
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Difficult/impossible to reverse engineer ACTHAR
– Not well characterized
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Complex pharmacology
– Not well characterized
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Clinical trial(s) required
Biosimilar Pathway Difficult/Impossible

Market Rx Value Market Size* MS $40-50K $1B+ NS $150-250K $1B+ IS $100-125K $100M Rheumatology Various $1B+ Other Various Unknown Total $3B+ Acthar Market Opportunity *Based on company estimates 20

Market
Approximate
Annualized Net Sales
Run Rate*
Approximate
Annualized Level of
Business**
MS $160-175M $160-175M
NS $125-140M $165-180M
IS $40-50M $40-50M
NS Business Already Significant
Note: Figures do not represent actual net sales ranges for the quarter ended March 31, 2012
* Figures based on estimates of vials shipped to patients within each therapeutic area in the quarter, multiplied by 4.
** Figures represent Q1-2012 new paid prescriptions times estimated vials per script over treatment regimen, multiplied by 4.

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Expand NS promotion effort
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Expand MS promotion effort
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Maintain IS promotion effort
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Initiate pilot rheumatology promotion activity
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Develop other markets for Acthar
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No unrelated business development efforts planned
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Expand NS promotion effort
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Expand MS promotion effort
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Maintain IS promotion effort
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Initiate pilot rheumatology promotion activity
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Develop other markets for Acthar
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No unrelated business development efforts planned
Strategic Plan-
Focus on the Embedded Pipeline in Acthar
– Acthar is its own pipeline with many other on-label indications and many possible other therapeutic uses
– Further define and develop the unique characteristics of Acthar

Rheumatology Sales Pilot
Neuro Hiring
& Training
From 77 to
109 reps
Neuro
Sizing &
Alignment
Neph Hiring &
Training
From 28 to 58
reps
Neph Sizing &
Alignment
Sales Force Expansion-
Outlook for 2012
Q1-12
Q1-12
Q2
Q2
Q3
Q3
Q4
Q4
Q1-13
Q1-13

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Generating more data
for on-label indications
– NS
– MS
– IS
– Rheumatology
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Generating more data
for on-label indications
– NS
– MS
– IS
– Rheumatology
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Investigating Acthar in
potential new indications
– Diabetic nephropathy
– Autism
– Traumatic brain injury
– ALS
– Migraine
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Investigating Acthar in
potential new indications
– Diabetic nephropathy
– Autism
– Traumatic brain injury
– ALS
– Migraine
Over 40 Acthar R&D and Investigator
Initiated Research Studies
Understanding Acthar:
Understanding Acthar:
the science of how it works
the science of how it works

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Acthar has sustainable competitive
advantages-without FDA approval risk
Acthar is approved for 19 indications-many
in large markets with sizable unmet need
Sales in NS and MS are growing,
yet market penetration is low
Developing new vertical market - Rheum
High margins provide good
operating leverage
Profitable, cash flow positive, no debt
Investment Highlights

June 6, 2012 Jeffries NASDAQ: QCOR 26

27 Pro-opiomelanocortin (POMC) in the Pituitary ACTH is a Melanocortin Peptide Derived from

MCR Prevalent Tissue/Cells with Receptor
MC1R
Podocytes
Renal Mesangial Cells
Endothelial Cells (Glomerular, Tubular, Vascular)
Tubular Epithelial Cells
Macrophages
Melanocytes
Immune/Inflammatory Cells
Kerantinocytes
CNS
MC2R
Adrenal Cortex (Steroidogenesis), Adipocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

MCR Prevalent Tissue/Cells with Receptor
MC3R
CNS
Macrophages
MC4R
Podocytes
Renal Mesangial Cells (?)
Endothelial Cells (Glomerular, Tubular)
Tubular Epithelial Cells
CNS
MC5R
CNS
Exocrine Glands
Lymphocytes
Podocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

MOA of Acthar in NS Adapted From Gong 2011 Acthar, Melanocortin Peptides Acthar, Melanocortin Peptides

15-30
reps
30-38
reps
38-77
reps
Monthly MS Scripts History
Notes: Historical trend information is not necessarily indicative of future results. Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Notes: Historical trend information is not necessarily indicative of future results. Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
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